
LANDMARK
NATIONAL BANK

LANDMARK BANCORP, INC.

Investor Presentation

May 2026

FORWARD LOOKING STATEMENTS

THIS PRESENTATION CONTAINS, AND FUTURE ORAL AND WRITTEN STATEMENTS BY US OR OUR MANAGEMENT MAY CONTAIN, FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE COMPANY INTENDS SUCH FORWARD-LOOKING STATEMENTS TO BE COVERED BY THE SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, PLANS, OBJECTIVES, FUTURE PERFORMANCE AND BUSINESS OF LANDMARK BANCORP, INC. ("LANDMARK" OR "THE COMPANY"). FORWARD-LOOKING STATEMENTS, WHICH MAY BE BASED UPON BELIEFS, EXPECTATIONS AND ASSUMPTIONS OF OUR MANAGEMENT AND ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT, ARE GENERALLY IDENTIFIABLE BY THE USE OF WORDS SUCH AS "BELIEVE," "EXPECT," "ANTICIPATE," "PLAN," "INTEND," "ESTIMATE," "MAY," "WILL," "WOULD," "COULD," "SHOULD" OR OTHER SIMILAR EXPRESSIONS, INCLUDING THE NEGATIVES OF SUCH EXPRESSIONS. FORWARD-LOOKING STATEMENTS ARE NEITHER HISTORICAL FACTS NOR ASSURANCES OF FUTURE PERFORMANCE. INSTEAD, THEY ARE BASED ONLY ON THE COMPANY'S CURRENT BELIEFS, EXPECTATIONS, AND ASSUMPTIONS REGARDING ITS BUSINESS, FUTURE PLANS AND STRATEGIES, PROJECTIONS, ANTICIPATED EVENTS AND TRENDS IN THE ECONOMY AND OTHER FUTURE CONDITIONS. ACTUAL RESULTS AND FINANCIAL CONDITION MAY DIFFER MATERIALLY FROM THOSE INDICATED IN THE FORWARD-LOOKING STATEMENTS. THEREFORE, YOU SHOULD NOT RELY ON ANY OF THESE FORWARD-LOOKING STATEMENTS. ADDITIONALLY, ALL STATEMENTS IN THIS PRESENTATION, INCLUDING FORWARD-LOOKING STATEMENTS, SPEAK ONLY AS OF THE DATE THEY ARE MADE, AND LANDMARK UNDERTAKES NO OBLIGATION TO UPDATE ANY STATEMENT IN LIGHT OF NEW INFORMATION OR FUTURE EVENTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO THE FUTURE, T HEY ARE SUBJECT TO INHERENT KNOWN AND UNKNOWN UNCERTAINTIES, RISKS, CHANGES IN CIRCUMSTANCES, AND OTHER FACTORS THAT ARE DIFFICULT TO PREDICT AND MAY BE OUT OF THE COMPANY'S CONTROL. THESE FACTORS INCLUDE, AMONG OTHERS, THE FOLLOWING:

- (i) THE STRENGTH OF THE LOCAL, STATE, NATIONAL AND INTERNATIONAL ECONOMIES AND FINANCIAL MARKETS, INCLUDING THE EFFECTS OF INFLATIONARY PRESSURES AND FUTURE MONETARY POLICIES OF THE FEDERAL RESERVE IN RESPONSE THERETO AND CHANGES IN GLOBAL ENERGY MARKET CONDITIONS;
- (ii) EFFECTS ON THE U.S. ECONOMY RESULTING FROM ACTIONS TAKEN BY THE FEDERAL GOVERNMENT, INCLUDING THE THREAT OR IMPLEMENTATION OF TARIFFS, IMMIGRATION ENFORCEMENT, EXECUTIVE ORDERS, AND CHANGES IN FOREIGN POLICY;
- (iii) CHANGES IN INTEREST RATES AND PREPAYMENT RATES OF OUR ASSETS;
- (iv) INCREASED COMPETITION IN THE FINANCIAL SERVICES SECTOR AND THE INABILITY TO ATTRACT NEW CUSTOMERS, INCLUDING FROM NON-BANK COMPETITORS SUCH AS CREDIT UNIONS AND "FINTECH" COMPANIES;
- (v) TIMELY DEVELOPMENT AND ACCEPTANCE OF NEW PRODUCTS AND SERVICES;
- (vi) RAPID AND EXPENSIVE TECHNOLOGICAL CHANGES IMPLEMENTED BY US AND OTHER PARTIES IN THE FINANCIAL SERVICES INDUSTRY, INCLUDING THIRD-PARTY VENDORS, WHICH MAY BE MORE DIFFICULT TO IMPLEMENT OR MORE EXPENSIVE THAN ANTICIPATED OR WHICH MAY HAVE UNFORESEEN CONSEQUENCE TO US AND OUR CUSTOMERS, INCLUDING THE DEVELOPMENT AND IMPLEMENTATION OF TOOLS INCORPORATING ARTIFICIAL INTELLIGENCE;
- (vii) OUR RISK MANAGEMENT FRAMEWORK;
- (viii) INTERRUPTIONS IN INFORMATION TECHNOLOGY AND TELECOMMUNICATIONS SYSTEMS AND THIRD-PARTY SERVICES;
- (ix) THE ECONOMIC EFFECTS OF SEVERE WEATHER, NATURAL DISASTERS, WIDESPREAD DISEASE OR PANDEMICS, OR OTHER EXTERNAL EVENTS;
- (x) THE LOSS OF KEY EXECUTIVES OR EMPLOYEES;
- (xi) CHANGES IN CONSUMER SPENDING;
- (xii) INTEGRATION OF ACQUIRED BUSINESSES;
- (xiii) THE COMMENCEMENT, COST AND OUTCOME OF LITIGATION AND OTHER LEGAL PROCEEDINGS AND REGULATORY ACTIONS AGAINST US OR TO WHICH THE COMPANY MAY BECOME SUBJECT;
- (xiv) CHANGES IN ACCOUNTING POLICIES AND PRACTICES, SUCH AS THE IMPLEMENTATION OF THE CURRENT EXPECTED CREDIT LOSSES ACCOUNTING STANDARD;
- (xv) THE ECONOMIC IMPACT OF PAST AND ANY FUTURE TERRORIST ATTACKS, MILITARY CONFLICTS, ACTS OF WAR, INCLUDING ONGOING CONFLICTS IN THE MIDDLE EAST, WARS IN IRAN AND UKRAINE, AND OTHER INTERNATIONAL MILITARY CONFLICTS, OR THREATS THEREOF, AND THE RESPONSE OF THE UNITED STATES TO ANY SUCH THREATS AND ATTACKS;
- (xvi) THE ABILITY TO MANAGE CREDIT RISK, FORECAST LOAN LOSSES AND MAINTAIN AN ADEQUATE ALLOWANCE FOR LOAN LOSSES;
- (xvii) FLUCTUATIONS IN THE VALUE OF SECURITIES HELD IN OUR SECURITIES PORTFOLIO;
- (xviii) CONCENTRATIONS WITHIN OUR LOAN PORTFOLIO AND LARGE LOANS TO CERTAIN BORROWERS (INCLUDING COMMERCIAL REAL ESTATE LOANS);
- (xix) THE CONCENTRATION OF LARGE DEPOSITS FROM CERTAIN CLIENTS WHO HAVE BALANCES ABOVE CURRENT FDIC INSURANCE LIMITS AND MAY WITHDRAW DEPOSITS TO DIVERSIFY THEIR EXPOSURE;
- (xx) THE LEVEL OF NON-PERFORMING ASSETS ON OUR BALANCE SHEETS;
- (xxi) THE ABILITY TO RAISE ADDITIONAL CAPITAL;
- (xxii) THE OCCURRENCE OF FRAUDULENT ACTIVITY, BREACHES OR FAILURES OF OUR OR OUR THIRD-PARTY VENDORS' INFORMATION SECURITY CONTROLS OR CYBERSECURITY-RELATED INCIDENTS, INCLUDING AS A RESULT OF SOPHISTICATED ATTACKS USING ARTIFICIAL INTELLIGENCE AND SIMILAR TOOLS OR AS A RESULT OF INSIDER FRAUD;
- (xxiii) DECLINES IN REAL ESTATE VALUES;
- (xxiv) THE EFFECTS OF FRAUD ON THE PART OF OUR EMPLOYEES, CUSTOMERS, VENDORS OR COUNTERPARTIES;
- (xxv) THE COMPANY'S SUCCESS AT MANAGING AND RESPONDING TO THE RISKS INVOLVED IN THE FOREGOING ITEMS; AND
- (xxvi) ANY OTHER RISKS DESCRIBED IN THE "RISK FACTORS" SECTIONS OF REPORTS FILED BY LANDMARK WITH THE SECURITIES AND EXCHANGE COMMISSION.

THESE RISKS AND UNCERTAINTIES SHOULD BE CONSIDERED IN EVALUATING FORWARD-LOOKING STATEMENTS, AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. ADDITIONAL INFORMATION CONCERNING LANDMARK AND ITS BUSINESS, INCLUDING ADDITIONAL RISK FACTORS THAT COULD MATERIALLY AFFECT LANDMARK'S FINANCIAL RESULTS, IS INCLUDED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

USE OF NON-GAAP FINANCIAL STATEMENTS

IN ADDITION TO THE RESULTS PRESENTED IN ACCORDANCE WITH U.S. GENERAL ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"), THE COMPANY ROUTINELY SUPPLEMENTS ITS EVALUATION WITH AN ANALYSIS OF CERTAIN NON-GAAP FINANCIAL MEASURES. THE COMPANY BELIEVES THESE NON-GAAP FINANCIAL MEASURES, IN ADDITION TO THE RELATED GAAP MEASURES, PROVIDE MEANINGFUL INFORMATION TO INVESTORS TO HELP THEM UNDERSTAND THE COMPANY'S OPERATING PERFORMANCE AND TRENDS, AND TO FACILITATE COMPARISONS WITH THE PERFORMANCE OF PEERS. THESE DISCLOSURES SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR OPERATING RESULTS DETERMINED IN ACCORDANCE WITH GAAP, NOR ARE THEY NECESSARILY COMPARABLE TO NON-GAAP PERFORMANCE MEASURES THAT MAY BE PRESENTED BY OTHER COMPANIES. RECONCILIATIONS OF NON-GAAP DISCLOSURES TO THE COMPARABLE GAAP MEASURES ARE PROVIDED IN THIS PRESENTATION.

LANDMARK BANCORP, INC.

NASDAQ: LARK

Founded 1885

Headquarters:

- Manhattan, Kansas

Executive/Admin Office:

- Overland Park, Kansas (KC)

Serving Kansas and Kansas City for over 150 years

- 29 full-service branches
- 1 LPO in KCMO
- Serving 23 communities
- 279 Associates



$1.6B [1] Assets	1.29% [1] ROAA	6.7% [1] Q1 2026 EPS increase
$1.3B [1] Deposits	1.38% [1] Cost of Deposits	4.24% [1] Net Interest Margin
$1.1B [1] Loans	$171M [2] Market Capitalization	99th Consecutive Quarterly Dividend

OUR BANK IS RATED 5-STARS BY BAUER

www.bauerfinancial.com

AWARDED JANUARY 2026

PIPER | SANDLER

2025 Bank & Thrift Sm-All Stars

DECEMBER 2025

(1) Data as of, or for the three months ended, March 31, 2026; (2) As of May 8, 2026

1Q 2026 FINANCIAL HIGHLIGHTS

$ in millions unless otherwise noted	1Q 2025	4Q 2025	1Q 2026
Profitability			
Return on Average Assets	1.21%	1.17%	1.29%
Return on Average Equity	13.71%	11.88%	12.65%
Net Interest Margin	3.76%	4.03%	4.24%
Total Cost of Deposits	1.59%	1.50%	1.38%
Efficiency Ratio *	64.4%	62.8%	62.7%
Income Items			
Net Interest Income	$ 13.12	$ 14.79	$ 15.02
Total Revenue	16.48	18.69	18.79
Net Earnings	4.70	4.74	5.07
Diluted Earnings Per Share	$ 0.77	$ 0.77	$ 0.83
Balance and Average Balances			
Total Assets	$ 1,579	$ 1,607	$ 1,606
Gross Loans HFI	1,074	1,111	1,098
Average Loans	*1,049*	*1,106*	*1,094*
Total Deposits	1,336	1,389	1,323
Average Deposits	*1,333*	*1,356*	*1,355*
Book Value per Share	$ 23.51	$ 26.44	$ 26.50
Tangible Book Value per Share *	17.77	20.79	20.89
Credit Quality and Capital			
ACL to Gross Loans	1.19%	1.12%	1.15%
Non-performing Loans to Loans	1.24%	0.90%	0.94%
Net Charge-Offs to Avg Loans	0.01%	0.12%	0.13%
Common Equity to Assets	9.04%	10.00%	10.06%
Tangible Common Equity to Assets*	6.99%	8.03%	8.11%

Profitability and Earnings

- Revenue increased to $18.8 million in Q1 2026
- Diluted earnings per share increased 6.7% on a linked-quarter basis
- Return on average assets increased to 1.29%

Net Interest Margin

- Net interest income expanded to $15.0 million in the first quarter driven by lower funding costs.
- Net interest margin increased to 4.24%

Balance Sheet

- Total deposits decreased due to seasonal outflows and a reduction in brokered deposits.
- 28% noninterest-bearing deposits to total deposits
- Attractive cost of deposits = 1.38%
- Tangible common equity to assets increased to 8.11%
- Strengthening capital base
  - CET1 increased to 11.6%
  - Total Risk Based Capital increased to 14.5%

* See Non-GAAP Disclosure

GROWTH HISTORY

==> Historical growth driven primarily via acquisition

==> Leverage de novo and LPO strategy

==> Building out commercial team to drive organic growth


8% CAGR
Organic Loan Growth
Acquisition of Wellsville Bank
Franklin County
Closing Date: Apr 2012
Loans at Close: $15M
Acquisition of Citizens Bank, NA
Johnson County (KC MSA) /
Southeast KS
Closing Date: Nov 2013
Loans at Close: $97M
De Novo 2019
Prairie Village, KS
Johnson County
KC MSA
Acquisition of Freedom Bank
Johnson County / KC MSA
Closing Date: Oct 2022
Loans at Close: $114M
LPO Opened
Kansas City, MO
February 2024
$312
$315
$320
$420
$422
$426
$426
$439
$495
$539
$712
$662
$850
$948
$1,052
$1,111
$1,098
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Q1'2026
PPP Impact

Total Loans

COMMUNITIES WE SERVE

Central Region



Auburn, Junction City, Manhattan, Osage City, Topeka and Wamego	
Branches	8
Deposits	$348M
% of Total	27%

Eastern Region



Lawrence, Lenexa, Louisburg, Osawatomie, Overland Park, Paola, Prairie Village and Wellsville and KCMO	
Branches	10
Deposits	$419M
% of Total	33%

Southwest Region



Dodge City, Garden City, Great Bend, Hoisington and LaCrosse	
Branches	7
Deposits	$241M
% of Total	19%

Southeast Region



Fort Scott, Iola, Mound City and Pittsburg	
Branches	4
Deposits	$272M
% of Total	21%


Central Region
Eastern Region
Southwest Region
Southeast Region

Source: S&P Global. Based on FDIC deposit data as of June 30, 2025.

WHO WE ARE







Commercial Banking

- Target small to middle market privately held businesses and their owners
- Commercial Loans:
  - C&I operating loans
  - CRE – owner and non-owner occupied, multi-family
  - Agriculture and farm loans
  - Construction loans
- Commercial checking & money market, treasury management, merchant services
- Recent Products / Service Adds:
  - Treasury Management Enhancements (2025)
  - Private Banking (Jan 2026)

Retail Banking

- Target customers who live in the communities where we operate
- 29 branches in 23 communities
- Retail Deposits:
  - Checking
  - Money market and savings
  - CD's
- Personal Loans:
  - HELOC
- Online / Mobile
- Zelle

Mortgage Banking

- Target customers who live in the communities where we operate
- Conventional, FHA, VA, USDA, Jumbo
- Fixed and adjustable rate mortgages
- Q1 originations of $30 million
- 14 MLO's across Central Kansas, Kansas City, Southeast Kansas and Western Kansas
- Servicing only portfolio of $620 million of Freddie and FHLB loans serviced for others as of March 31, 2026

LEADERSHIP TEAM



ABBY WENDEL

PRESIDENT & CHIEF EXECUTIVE OFFICER

29Y BANKING / 2Y @ CO.

Joined Landmark in 2024. Prior to that Ms. Wendel was with UMB from 2008 to 2024. She served as President of Consumer Banking from 2018 to 2024, Chief Strategy Officer from 2015 to 2018 and held various roles in strategy and investor relations prior to that. Before joining UMB, she spent 12 years at the Federal Reserve Bank of Kansas city in a variety of operations, administrative and leadership roles.



MARK HERPICH

CHIEF FINANCIAL OFFICER

27Y BANKING / 27Y @ CO.

Joined Landmark in 2001. Has served as Vice President, Secretary, Treasurer and Chief Financial Officer of Landmark Bancorp since October 2001. Previously, he held these same positions at MNB Bancshares and Security National Bank from September 1998 to October 2001. Mr. Herpich served as a Senior Manager and certified public accountant at KPMG LLP from August 1989 to September 1998

	Years in Banking
Chief Credit Officer	31
Chief Lending Officer	30
Chief Human Resources Officer (recent hire)	11
Director of Retail Banking	17
Director of Mortgage	33
Director of Operations, IT, & Facilities	1 (20Y financial services)
Director of Marketing	24
Head of Corporate Development & Investor Relations	8 (26Y financial services)

PROFITABILITY OVERVIEW



Return on Average Assets
0.80%
0.83%
1.17%
1.11%
1.21%
1.17%
1.29%
2023Y
2024Y
2025Y
2025Q2
2025Q3
2025Q4
2026Q1



Return on Average Equity
10.7%
10.0%
12.7%
12.3%
13.0%
11.9%
12.6%
2023Y
2024Y
2025Y
2025Q2
2025Q3
2025Q4
2026Q1



Total Revenue ($M)
$ in millions
$52.5
$56.5
$60.1
$70.6
$17.3
$18.2
$18.7
$18.8
2022Y
2023Y
2024Y
2025Y
2025Q2
2025Q3
2025Q4
2026Q1



Efficiency Ratio *
71.2%
69.1%
62.7%
62.8%
61.2%
62.8%
62.7%
2023Y
2024Y
2025Y
2025Q2
2025Q3
2025Q4
2026Q1

* See Non-GAAP Disclosure

EXPANDING NET INTEREST MARGIN



Net Interest Income (Quarterly)
$ in millions
$13.1
$13.7
$14.1
$14.8
$15.0
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026



Net Interest Margin
Yield on Earnings Assets
Cost of IB Liabilities
Net Interest Margin
5.53%
5.60%
5.61%
5.66%
5.69%
3.76%
3.83%
3.83%
4.03%
4.24%
2.38%
2.41%
2.44%
2.26%
2.05%
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026



Net Interest Income (Annually)
$ in millions
$43.3
$45.7
$55.7
2023Y
2024Y
2025Y

- Margin expansion driven by:
  - Improving cost of funds, including deposit costs
- Disciplined pricing
  - Yield on loans = 6.40%
  - Cost of total deposits = 1.38%

NON-INTEREST INCOME

Non-Interest Income


$ in millions
$3.36
$3.63
$4.07
$3.90
$3.76
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026

Adjusted Non-Interest Income / Adj Total Revenue *


20.4%
20.9%
22.2%
21.2%
19.9%
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026

Mortgage Banking ($M)


Gains on Sales of Loans
Originations ($M)
$27.4
$54.9
$46.0
$34.1
$29.8
$0.56
$0.74
$0.95
$0.93
$0.89
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026

Non-Interest Income Detail ($M)

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Fees and service charges	$ 2.39	$ 2.48	$ 2.66	$ 2.67	$ 2.36
Gains on Sale of Loans	0.56	0.74	0.95	0.93	0.89
BOLI	0.27	0.28	0.28	0.29	0.37
GOS of Securities	(0.00)	-	-	(0.10)	-
Other	0.14	0.13	0.18	0.12	0.14
Total non-interest income	$ 3.36	$ 3.63	$ 4.07	$ 3.90	$ 3.76

- Mortgage origination increased 9% year over year to $30 million in the first quarter
  - 79% Purchase / 21% Refi
- Mortgage Servicing: ≈4,900 mortgages / $620M portfolio

* See Non-GAAP Disclosure

SECURITIES PORTFOLIO

Available For Sale Securities [1]



Treasury
15%
MBS/CMO
35%
Municipal
50%

Securities as a % of Assets [2]



Securities ($M)
Securities to Assets
22.8%
21.9%
21.9%
21.9%
21.5%
$0.360
$0.356
$0.354
$0.352
$0.346
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026

- Cash from securities used to fund loan growth and pay down higher cost funding
- Projected twelve-month cash flow of $68.7 million at approximately 2.68%
- $3.8 million in HTM securities at March 31, 2026
  - Fair value = $3.5 million
- Duration of 4.3 years
- FTE yield increased to 3.55% in the first quarter
- Accumulated other comprehensive loss increased by $2.9 million versus year-end but down $4.4 million from March 31, 2025

(1) Data as of March 31, 2026. (2) Available for sale and held to maturity.

DIVERSIFIED LOAN PORTFOLIO

Loan Composition (1)


CRE - NOO
17%
Construction
2%
Agriculture
8%
1-4 family Res
33%
Consumer
3%
Municipal
1%
Commercial
16%
CRE - OO
20%

$ in millions	2024Y	2025Y	Q1 2026	% of Total
Commercial	$ 192.33	$ 178.20	$ 176.37	16%
CRE - OO	197.18	218.34	219.12	20%
CRE - NOO	147.98	175.99	188.78	17%
Construction	25.33	20.53	18.81	2%
Agriculture	100.56	102.83	86.60	8%
1-4 family Res	352.21	375.30	368.28	33%
Consumer	29.68	33.67	33.39	3%
Municipal	7.09	6.87	6.86	1%
Gross Loans	**$ 1,052.35**	**$ 1,111.72**	**$ 1,098.23**	

- 36% of total loans are Commercial and Owner Occupied CRE
- Total gross loans declined by $13.5 million from year-end but increased $23.3 million from March 31, 2025
  - Ag declines due to seasonal paydowns and payoffs
  - Increased sales of residential mortgages into the secondary market
- Q1 growth lead by commercial real estate
- Kansas City area (MSA) loans total $450 million[2]

Yield on Loans


6.34%
6.37%
6.37%
6.40%
6.40%
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026

(1) Data as of March 31, 2026. (2) Represents loans originated in the Kansas City MSA.

ATTRACTIVE CORE DEPOSIT BASE

Deposit Composition[(1)]



Money market and checking
44%
Non-interest bearing
28%
Certificates of deposits
16%
Savings
12%

Deposit Costs



Total Cost of Deposits
Cost of Interest Bearing Deposits
2.17%
2.14%
2.18%
2.06%
1.90%
1.59%
1.58%
1.59%
1.50%
1.38%
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026

- Total deposits decreased in the first quarter due to seasonal outflows of public funds and paydown of brokered deposits
- Core customer deposits increased 1.6% on a linked quarter basis
- Portfolio comprised of mostly transaction accounts
    - 28% noninterest-bearing deposits
- 1.38% cost of total deposits in 1Q 2026
- Largest deposit MSA is Kansas City with $361 million
    - 28% of total deposits as of June 30, 2025 (FDIC data)
- Public funds totaled $244 million at March 31, 2026
- Brokered deposits decreased to $52 million at March 31, 2026
- $111 million of total CDs maturing in 2Q 2026

(1) Data as of March 31, 2026

ASSET QUALITY

Non-accrual Loans to Loans



0.39%
0.25%
1.25%
0.90%
0.94%
2022Y
2023Y
2024Y
2025Y
Q1 2026

ACL to Loans



1.03%
1.12%
1.22%
1.12%
1.15%
2022Y
2023Y
2024Y
2025Y
Q1 2026

Net Charge-Off's to Average Loans



0.25%
0.08%
0.24%
0.13%
0.15%
0.07%
(0.00%)
(0.00%)
0.02%
0.25%
0.13%
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
Q1 2026

- Continue to actively work down select relationships
- Nonaccrual loans increased slightly to $10.4 million at March 31, 2026
  - $2.2 million have government guarantees
  - $1.7 million guaranteed portion
- Focused on strengthening overall risk oversight

CAPITAL STRENGTH



Common Equity Tier 1
CET1 ($M)
CET1 Ratio
$101
$110
$119
$133
$137
10.4%
10.4%
10.5%
11.3%
11.6%
2022Y
2023Y
2024Y
2025Y
Q1 2026



Total Risk Based Capital Ratio
Total Capital ($M)
Total Capital Ratio
$131
$141
$152
$167
$171
13.4%
13.3%
13.5%
14.1%
14.5%
2022Y
2023Y
2024Y
2025Y
Q1 2026



Tangible Common Equity to Tangible Assets
5.13%
5.98%
6.58%
8.03%
8.11%
2022Y
2023Y
2024Y
2025Y
Q1 2026



Accumulated Other Comprehensive Income ($M)
($25.07)
($16.56)
($15.83)
($5.69)
($8.57)
2022Y
2023Y
2024Y
2025Y
Q1 2026

CREATING SHAREHOLDER VALUE

Diluted Earnings Per Share


$2.02
$2.15
$3.07
$0.72
$0.81
$0.77
$0.83
2023Y
2024Y
2025Y
2025Q2
2025Q3
2025Q4
2026Q1

Tangible Book Value Per Share*


$15.12
$16.70
$20.79
$18.73
$19.96
$20.79
$20.89
2023Y
2024Y
2025Y
2025Q2
2025Q3
2025Q4
2026Q1

* See Non-GAAP Disclosure

SHAREHOLDER DIVIDENDS

Dividend History

1Q 2026 was the 99th consecutive quarterly dividend since the holding company was formed in 2001

5% stock dividend annually


$0.35
$0.37
$0.38
$0.40
$0.42
$0.44
$0.49
$0.52
$0.54
$0.57
$0.60
$0.63
$0.69
$0.73
$0.76
$0.80
$0.21
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
Q1 2026

Source: S&P Capital IQ Pro

OUR VISION & STRATEGIC FOCUS

Purpose

To be champions and catalysts for our communities

BHAG (10-Year Goal)

Be an employer of choice so that we can be the bank of choice

Core Values & Beliefs

We believe in treating each other with dignity and **respect**.

We believe in holding ourselves to the highest ethical standards by acting with **integrity**.

We believe in the power of **curiosity** and the drive to continuously learn and grow.

We believe in **authenticity**, operating in an honest and forthright manner, aligning our behaviors with our values.

We believe in **unity**, collaborating across teams to achieve a common goal.

PEOPLE FIRST

Enrich the associate experience through compelling programs to become an Employer of Choice.

CUSTOMER EXPERIENCE

Enhance and modernize processes and delivery systems to elevate efficiency and the end-to-end customer experience to become the Bank of Choice.

GROWTH

Drive customer growth with relevant products and services while expanding the bank's footprint via acquisitions.

INVESTMENT HIGHLIGHTS

- Strong, low-cost core funding base
- Diversified loan portfolio across commercial, agricultural and residential
- Organic loan growth
- Geographic mix of urban and community markets across Kansas including the Kansas City metro
- Strong earnings and capital generation

APPENDIX: GAAP TO NON-GAAP RECONCILIATION

(Dollars in thousands)	December 31, 2025	As of or for the Year Ended, December 31, 2024	December 31, 2023	March 31, 2026	As of or for the Three Months Ended, December 31, 2025	September 30, 2025	June 30, 2025
Efficiency Ratio							
Non-GAAP financial ratio reconciliation:							
Net interest income	$ 55,685	$ 45,724	$ 43,292	$ 15,023	$ 14,789	$ 14,094	$ 13,683
Non-interest income	14,951	14,744	13,230	3,764	3,899	4,068	3,626
Total revenue	$ 70,636	$ 60,468	$ 56,522	$ 18,787	$ 18,688	$ 18,162	$ 17,309
Total non-interest expense	$ 45,233	$ 44,079	$ 41,983	$ 11,898	$ 12,260	$ 11,251	$ 10,961
Less: foreclosure and real estate owned expense	(3)	(47)	(61)	(3)	20	(22)	49
Less: amortization of other intangibles	(588)	(663)	(765)	(133)	(133)	(152)	(151)
Less: valuation allowance on assets held for sale	(356)	(1,108)	-	-	(356)	-	-
Adjusted non-interest expense (A)	44,286	42,261	41,157	11,762	11,791	11,077	10,859
Net interest income (B)	55,685	45,724	43,292	15,023	14,789	14,094	13,683
Non-interest income	14,951	14,744	13,230	3,764	3,899	4,068	3,626
Less: losses on sales of investment securities, net	103	1,031	1,246	-	101	-	-
Less: gains on sales of premises and equipment and foreclosed assets	(81)	(326)	(1)	(32)	(17)	(55)	(9)
Adjusted non-interest income (C)	$ 14,973	$ 15,449	$ 14,475	$ 3,732	$ 3,983	$ 4,013	$ 3,617
Efficiency ratio (A/(B+C))	62.7%	69.1%	71.2%	62.7%	62.8%	61.2%	62.8%
Adjusted non-interest income to adjusted total revenue (C/(B+C))	21.2%	25.3%	25.1%	19.9%	21.2%	22.2%	20.9%

APPENDIX: GAAP TO NON-GAAP RECONCILIATION

(Dollars in thousands, except per share amounts)	As of March 31, 2026	As of December 31, 2025	As of September 30, 2025	As of June 30, 2025	As of December 31, 2024	As of December 31, 2023
Tangible Book Value per Share						
Non-GAAP financial ratio reconciliation:						
Total stockholders' equity	$ 161,611	$ 160,631	$ 155,727	$ 148,376	$ 136,215	$ 126,914
Less: goodwill and other intangible assets	(34,235)	(34,367)	(34,500)	(34,652)	(34,955)	(35,618)
Tangible equity (D)	$ 127,376	$ 126,264	$ 121,227	$ 113,724	$ 101,260	$ 91,296
Total assets	$ 1,605,787	$ 1,606,642	$ 1,617,075	$ 1,624,865	$ 1,574,142	$ 1,561,672
Less: goodwill and other intangible assets	(34,235)	(34,367)	(34,500)	(34,652)	(34,955)	(35,618)
Tangible assets (E)	$ 1,571,552	$ 1,572,275	$ 1,582,575	$ 1,590,213	$ 1,539,187	$ 1,526,054
Tangible equity to tangible assets (D/E)	8.11%	8.03%	7.66%	7.15%	6.58%	5.98%
Shares outstanding at end of period (F)	6,098,324	6,074,381	6,073,744	6,072,478	6,063,958	6,039,048
Tangible book value per share (D/F)	$ 20.89	$ 20.79	$ 19.96	$ 18.73	$ 16.70	$ 15.12

LANDMARK BANCORP, INC.